March 25, 2010 Health Net, Inc. Investor Presentation Exhibit 99.1

Cautionary Statement
Cautionary Statement
All statements in this presentation, other than statements of historical information provided herein, may be deemed to be forward-looking statements and as such are subject to a number of risks and uncertainties. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, statements including the words “believes,” “anticipates,” “plans,” “expects,”
“may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements.
Actual results could differ materially due to, among other things, costs, fees and expenses related to the post-closing administrative services to be provided under the administrative services agreements entered into in connection with the sale of our Northeast business; potential termination of the administrative services agreements by the service recipients should we breach such agreements or fail to perform all or a material part of the services required thereunder; any liabilities of the
Northeast business that were incurred prior to the closing of its sale as well as those liabilities incurred through the winding-up and running-out period of the Northeast business; potential termination of our TRICARE North operations; health care reform;
rising health care costs; continued recessionary economic conditions or a further decline in the economy; negative prior period claims reserve developments; trends in medical care ratios; unexpected utilization patterns or unexpectedly severe or widespread illnesses; membership declines; rate cuts affecting our Medicare or Medicaid businesses; litigation costs; regulatory issues;
operational issues; investment portfolio impairment charges; volatility in the financial markets; and general business and market conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within the company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and the risks discussed in the company’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements.
The company undertakes no obligation to publicly revise any of its forward-looking statements to reflect events or circumstances that arise after the date of this presentation.

Non-GAAP Measures
Non-GAAP Measures
•
This presentation includes quarterly income statement
measurements that are not calculated and presented in
accordance with Generally Accepted Accounting Principles.
Audience participants should refer to the attached reconciliation table, which reconciles certain non-GAAP financial information to GAAP financial information.
•
Management believes that the non-GAAP financial information
discussed in this presentation is useful as it provides the
audience a basis to better understand the company’s results by excluding items that are not indicative of our core operating results for the periods presented.

4 2009 Summary 2009 Summary • Improve Medicare performance • Solidify commercial base • Close Northeast transaction • Strengthen balance sheet • Strong TRICARE performance • Position for the future

2010 Earnings Guidance
2010 Earnings Guidance
Year-end Membership
•
Commercial: -1% to -2%
•
Medicaid: +5% to +6%
•
Medicare Advantage: -2% to -3%
•
PDP: +1% to +2%
Consolidated Revenues $13 billion to $13.5 billion
Commercial Premium Yields
(b)
~ 8.3% to 8.8%
(Western Region 2009: ~$316 PMPM)
Commercial Health Care Cost Trends
(b)
~ 20-40 bps < Premium Yields
(Western Region 2009: ~$274 PMPM)
Selling Cost Ratio ~ 2.4%
Gov’t Contracts Ratio ~ 94.5% to 95%
G&A Expense Ratio ~ 8.8% to 9%
Tax Rate ~ 39%
Weighted-average Fully
Diluted Shares Outstanding
103 million – 104 million
GAAP EPS
Non-GAAP EPS
(a)
$1.92 to $2.02
$2.32 to $2.42
(a) Excludes approximately $69 million in pretax charges. These charges include approximately $53 million related to the wind-down of the company’s Northeast businesses and approximately $16 million related to the company’s operations strategy.
(b) Commercial premium yields and commercial health care cost comparisons are on a same-store basis for the company’s Western health plans only for both
2009 and 2010.

Earnings
Earnings
Guidance
Guidance
Bridge
Bridge
2009-2010
2009-2010
(a) (a)
•
Expect pretax margin to improve by ~60 basis points
•
G&A ratio to improve by 70 to 90 basis points
•
Health plan MCR to rise by ~20 basis points
•
Selling costs improve by ~30 basis points
•
Government contracts cost ratio flat
•
Net non-operating gains lower by ~30 basis points
•
Expect typical earnings seasonality
– 40 percent in first half of 2010 and 60 percent in
second half of 2010

(a) Excludes the impact of charges taken during 2009 and charges expected during 2010.  Also excludes revenues and expenses associated with the run-out of the Northeast business. This information is non-GAAP financial information.  A reconciliation of non-GAAP financial measures is attached as an Appendix to this presentation.

Commercial Opportunities
Commercial Opportunities
• Product mix aligned with market changes
• Lower-cost, narrow network products gaining traction
– Interest in narrow networks resulting from economy
– Key to small group and mid-market growth
• Further margin expansion
– Disciplined pricing and stable health care costs
– Beneficial product and geographic mix changes
• Positioned for growth resulting from ongoing
environmental changes

8 Medicare Strategy Medicare Strategy • Built on network-model MA plans • Exited Private Fee-for-Service in 2010 • “Staying the course” in Part D • Positioned for margin stability in the future

Government & Specialty Services
Government & Specialty Services
• Stable financial performance
• TRICARE update
- DoD to follow GAO recommendations – will review unfair
competitive advantage issue first; if necessary, will
evaluate other flaws identified in GAO decision
- No timeline for concluding review given
- Current contract extended through March 31, 2011
• Growth opportunities
– MHN (behavioral health subsidiary)
– Veterans Affairs

Repositioning G&A
Repositioning G&A
• G&A reductions an integral part of margin expansion
• Made necessary investments over the past few years
• Operations strategy nearly complete -- $125 million+
in run-rate savings achieved since 2007
• Eliminate $80 million to $100 million in run-rate G&A
expenses in 2011
• Create leaner, more focused organization

Financial Flexibility
Financial Flexibility
and Share Repurchases
and Share Repurchases
•
As of December 31, 2009:
-
Total cash and investments of $2.1 billion with an average credit quality of AA+
-
Investment portfolio with market value of $1.4 billion
-
Total debt of $602.5 million and debt-to-total capital ratio of
26.2 percent
•
Ended 2009 with approximately $450 million of cash at parent after increasing subsidiary capital by $100 million
•
Expect approximately $140 million to $260 million in additional net proceeds from the Northeast transaction during an estimated two-year transition period
*
•
Share repurchase programs
-
Completed previously existing program in February 2010
-
Board authorized new program with $300 million in share
repurchase authority in March 2010; share repurchases are
subject to board approval
* See Appendix for details

Health Net: The Future
Health Net: The Future
•
Positioned for value-driven demand in marketplace
•
Medicare strategy focused on margin stability and
strong markets
•
G&A reductions aligned with repositioned business
•
Building strong cash position
•
Positioned for industry changes
•
Opportunities to improve performance

Appendix
Appendix
•
Northeast transaction currently valued at approximately $490 million to $610 million
-
Received $350 million in proceeds at closing ($290 million in tangible net equity*
and $60 million membership-related payments)
-
Expect approximately $160 million to $280 million in additional proceeds during the transition period
Remaining tangible net equity payments of approximately $160 million
Additional membership payments of up to $120 million
(this amount is dependent on a number of factors, including the number of commercial members that transition to UnitedHealthcare legacy products)
-
Net expense of $20 million from run-out, tax benefits, freed capital and other costs
* Subject to subsequent true-up; the company is currently in discussions with UnitedHealthcare regarding the amount of the true-up.
Note: Additional information regarding the terms of the Northeast transaction is available in Health Net’s Form 10-K and Form 8-Ks on file with the SEC.

Health Net, Inc.

Reconciliation of Non-GAAP Financial Measures

Operating Results Excluding Charges

(Amounts in thousands, except per share, PMPM and ratio data)

This table presents the company’s consolidated operations for the periods presented below and the charges recorded in the consolidated statement of operations for such periods. Information for the quarter and year-ended December 31, 2009 also includes the financial impact from the December 11, 2009 sale of our Northeast health plans. Management believes that the presentation of certain financial information in the attached press release, excluding the charges that were recorded and excluding the impact from the divestiture of our Northeast health plans, all of which is non-GAAP financial information, is important to investors as it excludes special items that are not indicative of our core operating results. Non-GAAP financial information presented below should be considered in addition to, not as a substitute for, financial information prepared in accordance with GAAP.

	Quarter Ended December 31, 2008			Year Ended December 31, 2008			Quarter Ended September 30, 2009
	As Reported	Impact of Charge[1]	Excluding Impact of Charge[1] (Non- GAAP)	As Reported	Impact of Charges[2]	Excluding Impact of Charges[2] (Non- GAAP)	As Reported	Impact of Charge[3]	Excluding Impact of Charge[3] (Non- GAAP)
REVENUES:
Health plan services premiums	$3,082,133		$3,082,133	$12,392,006		$12,392,006	$3,166,877		$3,166,877
Government contracts	751,604		751,604	2,835,261		2,835,261	758,507		758,507
Net investment income	24,536		24,536	91,042	(14,642)	105,684	27,691		27,691
Administrative services fees and other income	11,209		11,209	48,280	(3,400)	51,680	15,578		15,578

	3,869,482	—	3,869,482	15,366,589	(18,042)	15,384,631	3,968,653	—	3,968,653

EXPENSES:
Health plan services	2,629,398	(5,700)	2,635,098	10,762,657	37,496	10,725,161	2,734,984	(571)	2,735,555
Government contracts	718,893		718,893	2,702,573		2,702,573	716,323		716,323
General and administrative	347,128	53,535	293,593	1,291,059	119,540	1,171,519	319,451	19,495	299,956
Selling	92,314		92,314	360,381		360,381	83,275		83,275
Depreciation and amortization	17,271		17,271	59,878		59,878	12,689		12,689
Interest	10,523		10,523	42,909		42,909	10,264		10,264
Asset impairments	—		—	—		—	170,570	170,570	—
Loss on sale of businesses	—		—	—		—	—		—

	3,815,527	47,835	3,767,692	15,219,457	157,036	15,062,421	4,047,556	189,494	3,858,062

Income (loss) from operations before income taxes	53,955	(47,835)	101,790	147,132	(175,078)	322,210	(78,903)	(189,494)	110,591
Income tax provision (benefit)	18,420	(20,227)	38,647	52,129	(70,951)	123,080	(12,881)	(53,890)	41,009

Net income (loss)	$35,535	$(27,608)	$63,143	$95,003	$(104,127)	$199,130	$(66,022)	$(135,604)	$69,582

Basic earnings (loss) per share	$0.34		$0.61	$0.89		$1.87	$(0.64)		$0.67
Diluted earnings (loss) per share	$0.34		$0.61	$0.88		$1.85	$(0.64)		$0.67

Weighted average shares outstanding:
Basic	103,694		103,694	106,532		106,532	103,873		103,873
Diluted	104,063		104,063	107,610		107,610	103,873		104,432

Pretax margin	1.4%		2.6%	1.0%		2.1%	-2.0%		2.8%
Health plan services MCR	85.3%		85.5%	86.9%		86.5%	86.4%		86.4%
Government contracts cost ratio	95.6%		95.6%	95.3%		95.3%	94.4%		94.4%
G&A expense ratio	11.2%		9.5%	10.4%		9.4%	10.0%		9.4%
Selling costs ratio	3.0%		3.0%	2.9%		2.9%	2.6%		2.6%
Effective tax rate	34.1%		38.0%	35.4%		38.2%	16.3%		37.1%

1	Includes a $5.7 million pretax benefit for a litigation reserve true-up included in health plan services expenses and a $53.5 million pretax charge primarily for severance and other expenses related to the company’s operations strategy and included in G&A.
2	Includes a $175.1 million pretax charge in total of which:

(a) $119.6 million was primarily related to severance and other expenses associated with the company’s operations strategy and included in G&A expenses

(b) $37.5 million was included in health plan services expenses for estimated litigation liability and regulatory actions for the company’s rescission practices in Arizona and California and for the execution of the settlement agreement for the McCoy, et al., lawsuits

(c) $14.6 million investment impairment charge taken in the third quarter of 2008 and included in net investment income

(d) $3.4 million pretax charge related to the estimated loss on the sale of the assets of a subsidiary taken in the first quarter of 2008 and included in other income

3	Includes a $0.6 million pretax benefit for a litigation reserve true-up included in health care costs, a $19.5 million pretax charge primarily for IT systems and other expenses related to the company’s operations strategy and included in G&A expenses and a $170.6 million pretax asset impairment charge for goodwill, intangible and IT-related assets related to the sale of our Northeast health plans.

Health Net, Inc.

Reconciliation of Non-GAAP Financial Measures

Operating Results Excluding Charges

(Amounts in thousands, except per share, PMPM and ratio data)

	Quarter Ended December 31, 2009				Year Ended December 31, 2009
	As Reported	Impact of Charges[4]	Divested Operations[5]	Excluding Impact of Charges and Divestiture[4,5] (Non- GAAP)	As Reported	Impact of Charge[6]	Divested Operations[5]	Excluding Impact of Charge and Divestiture[5,6] (Non- GAAP)
REVENUES:
Health plan services premiums	$2,981,678		$5,483	$2,976,195	$12,440,589		$5,483	$12,435,106
Government contracts	754,766			754,766	3,104,700			3,104,700
Net investment income	33,486		1,126	32,360	105,930		1,126	104,804
Administrative services fees and other income	28,165		15,113	13,052	62,022		15,113	46,909

	3,798,095	—	21,722	3,776,373	15,713,241	—	21,722	15,691,519

EXPENSES:
Health plan services	2,557,149		5,508	2,551,641	10,731,951	(4,805)	5,508	10,731,248
Government contracts	707,353	3,632		703,721	2,939,722	3,632		2,936,090
General and administrative	355,407	38,723	20,588	296,096	1,361,956	124,799	20,588	1,216,569
Selling	84,068		249	83,819	330,112		249	329,863
Depreciation and amortization	8,605		589	8,016	53,042		589	52,453
Interest	9,538			9,538	40,887			40,887
Asset impairments	4,309	4,309		—	174,879	174,879		—
Loss on sale of businesses	105,931	105,931		—	105,931	105,931		—

	3,832,360	152,595	26,934	3,652,831	15,738,480	404,436	26,934	15,307,110

Income (loss) from operations before income taxes	(34,265)	(152,595)	(5,212)	123,542	(25,239)	(404,436)	(5,212)	384,409
Income tax provision (benefit)	10,892	(38,149)	(2,059)	51,100	23,765	(123,533)	(2,059)	149,357

Net income (loss)	$(45,157)	$(114,446)	$(3,153)	$72,442	$(49,004)	$(280,903)	$(3,153)	$235,052

Basic earnings (loss) per share	$(0.43)			$0.70	$(0.47)			$2.26
Diluted earnings (loss) per share	$(0.43)			$0.69	$(0.47)			$2.25

Weighted average shares outstanding:
Basic	103,902			103,902	103,849			103,849
Diluted	103,902			104,626	103,849			104,412

Pretax margin	-0.9%			3.3%	-0.2%			2.4%
Health plan services MCR	85.8%			85.7%	86.3%			86.3%
Government contracts cost ratio	93.2%			92.8%	94.6%			94.5%
G&A expense ratio	11.9%			10.0%	10.9%			9.8%
Selling costs ratio	2.8%			2.8%	2.7%			2.7%
Effective tax rate	-31.8%			41.4%	-94.2%			38.9%

4	Includes a $3.6 million charge for TRICARE contract procurement costs included in government contracts expenses and a $38.7 million operations strategy charge and Northeast divestiture related expenses, each of which are included in G&A expenses, and an asset impairment and loss on the sale of Northeast health plans recorded in 2009.
5	Represents revenues and expenses related to the run-off of the Northeast health plans divested on December 11, 2009.
6	Includes a $4.8 million pretax benefit for a litigation reserve true-up included in health care costs, $3.6 million charge for TRICARE contract procurement costs included in government contracts expenses, and $124.8 million of operations strategy and Northeast sale related expenses included in G&A expenses, and an asset impairment and loss on the sale of Northeast health plans recorded in 2009.